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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) January 12, 2006
                                                        -----------------

                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             112 Middle Road, #08-01 Midland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 8.01. OTHER EVENTS

         On January 12, 2006, M2B Commerce Ltd.("M2B"), a British Virgin Islands corporation and a wholly-owned subsidiary of Amaru, Inc., a Nevada corporation (the "Company") entered into an Investment Agreement (the "Agreement") with Khoo Kim Leng ("Khoo"). Khoo is the beneficial owner of DAI LONG CO., LTD ("DAI LONG") which holds a valid casino license and freehold land and intends to develop and operate an integrated resort in the Kingdom of Cambodia. The resort is targeted at families as it will feature a hotel, guest house, shopping arcade, entertainment and amusement center and some gaming tables.

         Pursuant to the terms of the Agreement, M2B will acquire an 25% beneficial ownership in Dai Long for US$3 million. A downpayment of US$1,240,000 shall be paid within 30 days from signing of the Agreement. The initial downpayment of US$1,240,000 shall be converted into 5% equity of DAI LONG. The remaining US$1,760,000 of the agreed payment shall be made within 90 days of the signing of the Agreement, pursuant to the results of the feasibility and land valuation study as stated in the Agreement. In the event that M2B is unable to continue with the investment, all monies invested shall be converted into equity as follows: US$1,240,000 for 5% of equity shares in DAI LONG; US$1,760,000 for 20% of equity shares in DAI LONG, prorated accordingly in the event of partial payment by M2B. Under the Agreement, M2B is also given exclusive rights to operate a broadband entertainment and recreation center.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2006                      AMARU, INC.


                                             By: /s/ Colin Binny
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                                                 Colin Binny
                                                 President